SUPPLEMENT Dated December 21, 1995

                              TO THE PROSPECTUS OF

                       STANDISH INTERNATIONAL EQUITY FUND
                   Dated May 1, 1995, as revised June 28, 1995




EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              ---------------------

         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

                              ---------------------

         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.

Prospectus dated May 1, 1995,
as revised June 28, 1995

                                   PROSPECTUS

                       STANDISH INTERNATIONAL EQUITY FUND

                              One Financial Center
                           Boston, Massachusetts 02111

                                 (800) 221-4795

     Standish International Equity Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.

     The Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign securities. It is expected that such capital growth will occur primarily as a result of appreciation of the securities held in the Fund's portfolio; however, the Fund may also take advantage of changes in currency exchange rates in an effort to realize further capital appreciation. Standish International Management Company, L.P., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser"). The Fund seeks to achieve its investment objective primarily through investing in securities of companies in countries represented in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"), Canada and, to a lesser extent, in countries considered by the Adviser to be "Emerging Markets." When the Adviser determines that a particular country represents a favorable investment opportunity for long-term growth of capital, the Fund will generally acquire a group of securities designed to correspond to the price and yield performance of a major market index of common stocks and other equity securities in that country. However, the Fund is not an index fund and may at times invest in specific sectors or industries which the Adviser believes are relatively undervalued or which may experience above average growth and may invest in individual securities that appear to be attractive investments. The Fund normally will hold investments in no fewer than five countries.

     Investors may purchase shares from the Fund without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Information                                           2
Financial Highlights                                          3
Investment Objective and Policies                             4
Risk Factors and Suitability                                  8
Calculation of Performance Data                               8
Dividends and Distributions                                   8
Purchase of Shares                                            8
Redemption of Shares                                          9
Management                                                   10
Federal Income Taxes                                         11
The Fund and Its Shares                                      12
Custodian                                                    12
Transfer Agent and Shareholder Servicing Agent               12
Independent Accountants                                      12
Legal Counsel                                                12
Tax Certification Instructions                               13

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None

Exchange Fee                                                          None


Estimated Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.80%

12b-1 Fees                                                            None

Other Expenses                                                        0.43%

Total Fund Operating Expenses                                         1.23%



Example                                                                 1 yr.            3 yrs.            5 yrs.          10 yrs.
----------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                                 $12                $38               $65              $144

You would pay the following expenses on the same investment,
  assuming no redemption:                                              $12                $38               $65              $144


         The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on expenses for the Fund's year ended December 31, 1994.

     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.



Per share data (for a share outstanding throughout each period):
                                                                        Year Ended December 31,
                                                    -----------------------------------------------------------
                                                         1994            1993          1992*            1991*
                                                    -------------   -----------     -----------     -----------
Net asset value - beginning of period                    $26.74          $19.78          $22.20          $20.16

Income from investment operations:
     Net investment income                                $0.21           $0.26           $0.26           $0.33
     Net realized and unrealized gain (loss)
      on investments                                      (2.08)          $7.29           (2.47)           2.02
                                                       --------         -------         -------         -------

     Total from investment operations                    ($1.87)          $7.55          ($2.21)          $2.35
                                                       --------         -------         -------         -------

Less distributions declared to shareholders:
     From net investment income                          ($0.12)         ($0.23)         ($0.21)         ($0.30)
     In excess of net investment income                       -           (0.36)              -               -
     From realized gain                                   (1.63)              -               -           (0.01)
                                                       --------         -------         -------         -------

Total distributions declared to shareholders             ($1.75)         ($0.59)         ($0.21)         ($0.31)
                                                       --------         -------         -------         -------

Net asset value - end of period                          $23.12          $26.74          $19.78          $22.20
                                                       ========         =======         =======         =======

Total return                                             -6.99%           38.27%         -9.95%           11.73%

Ratios (to average net assets)/Supplemental Data:
     Expenses                                              1.23%           1.34%           1.53%           1.54%
     Net investment income                                 1.52%           1.09%           1.18%           1.30%

Portfolio turnover                                           75%             98%             86%             27%

Net assets at end of period (000 omitted)              $104,435         $92,419         $56,539         $47,077

------------------------------------------------------------------------------------------------------------------------------------
(table continued)


                                       3


                                                               Year Ended December 31,
                                                    -------------------------------------------
                                                        1990*          1989*           1988*+
                                                    -----------     ----------      -----------
Net asset value - beginning of period                    $23.10          $20.07          $20.00


Income from investment operations:
     Net investment income                                $0.55           $0.49           $0.06
     Net realized and unrealized gain (loss)
      on investments                                      (2.67)           3.23            0.01
                                                       --------         -------         -------


     Total from investment operations                    ($2.12)          $3.72           $0.07
                                                       --------         -------         -------


Less distributions declared to shareholders:
     From net investment income                          ($0.41)         ($0.50)              -
     In excess of net investment income                       -               -               -
     From realized gain                                   (0.41)          (0.19)              -
                                                       --------         -------         -------


Total distributions declared to shareholders             ($0.82)         ($0.69)          $0.00
                                                       --------         -------         -------


Net asset value - end of period                          $20.16          $23.10          $20.07
                                                       ========         =======         =======

Total return                                             -9.44%           18.79%         5.32%t


Ratios (to average net assets)/Supplemental Data:
     Expenses                                              1.60%           1.60%         1.60%t
     Net investment income                                 2.19%           2.29%         3.90%t


Portfolio turnover                                           48%             38%              0%


Net assets at end of period (000 omitted)               $24,872         $19,141         $10,158


t  Computed on an annualized basis.
*  Audited by other auditors.
+  For the period from August 31, 1990 (start of business) to December 31, 1990.


   Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Fund without charge.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign securities. It is expected that such capital growth will occur primarily as a result of appreciation of the securities held in the Fund's portfolio; however, the Fund may also take advantage of changes in currency exchange rates in an effort to realize further capital appreciation. Any income received on the Fund's investments will be incidental to the Fund's long-term capital growth objective. The Fund seeks to achieve its investment objective by investing in at least five countries. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective is a fundamental policy which may not be changed without a vote of shareholders. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust without shareholder approval. The Fund's investment policies and restrictions are described further in the Statement of Additional Information.

Investment Policies

     The Fund will seek to achieve its investment objective of long-term capital growth by investing in a diversified portfolio of marketable securities of foreign companies. Under normal circumstances at least 65% of the Fund's total assets will consist of equity securities of foreign companies.

     The Fund's investment strategy will emphasize the importance and attractiveness of particular countries over that of individual stocks within a given country. In determining the attractiveness of a particular country, the Adviser will take into account such factors as current and anticipated future political stability, government policies affecting business conditions, relative economic behavior, market valuation considerations, social influences, prospects for inflation and relative currency behavior and prospects. When the Adviser determines that a particular country represents a favorable investment opportunity for long-term growth of capital, the Fund will generally acquire a group of securities designed to correspond to the price and yield performance of a major equity market index in that country. (The major equity market indices of particular countries differ from those included in the EAFE Index, which contains a composite of all the markets included in the EAFE Index.) The Fund may at times emphasize specific sectors or industries which the Adviser believes are relatively undervalued or which may experience above average growth and may invest in individual securities that appear to be attractive investments. However, because the Fund intends to achieve its investment objective primarily by evaluating countries as a whole rather than individual stocks, the Adviser may seek specific stocks that are undervalued or that may experience above-average growth to the extent of no more than 50% of the Fund's assets. In determining the attractiveness of particular sectors or industries or of specific stocks, the Adviser will evaluate the relative valuation and growth fundamentals of the sector, industry or stock under consideration.

     The Fund intends to invest in securities of companies in countries included in the EAFE Index, Canada and, to a lesser extent, in countries considered by the Adviser to be "Emerging Markets." The following countries are currently in the EAFE Index: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom. However, the Fund is not required to invest in all such countries and is not required to invest in accordance with the weightings of the EAFE Index. The Fund will weight its investments in individual countries according to the Adviser's evaluation of investment opportunities represented by those countries. The EAFE Index (which is composed of national market indices of unmanaged securities) is generally considered by investment managers of global portfolios to be representative of the composite price and yield performance of common stocks that are publicly traded in European, Australian and Far East securities markets. The stocks included in the national components of the EAFE Index are selected with reference to industry representation in the economy of each nation. At December 31, 1994, the EAFE Index included 1078 stocks with an aggregate market value of $4,199 billion, which represented 60% of the total market value of all common stocks traded in the countries included in the EAFE Index. The Adviser intends to use the EAFE Index as the standard of comparison for its performance, and the Trustees of the Trust consider the EAFE Index an appropriate standard for such comparison. Neither Morgan Stanley Capital International, the sponsor of the EAFE Index, nor any of its affiliates, is a sponsor of, or in any other way affiliated with, the Fund or the Adviser.

     The Fund may invest up to 35% of its total assets in issuers located or principally doing business in countries with emerging economies or securities markets ("Emerging Markets"), provided that not more than 10% of its total assets may be invested in the securities of any one Emerging Market. Investments in securities of Emerging Markets issuers may be, in some cases, made through investments in country funds and other investment companies. The Fund will not invest more than 10% of its total assets in the securities of other investment companies, will not invest more than 2 1/2% of its total assets in the securities of any one investment company and will not own more than 3% of the voting stock of any one investment company. The Fund will indirectly bear its proportionate share of any expenses paid by other investment companies in which it invests, in addition to the expenses paid by the Fund.

     The Adviser will use various computer software programs and their output developed by investment banking firms (including Morgan Stanley Capital International) to analyze and evaluate particular foreign securities and to perform fundamental securities analysis, which considers macroeconomic factors as well as the long-term earnings prospects of particular companies. Subject to obtaining best price and execution, the receipt and use of such computer programs by the Adviser may be considered a factor in the selection of brokers for portfolio transactions for the Fund. See "Portfolio Transactions."

     In addition to purchasing equity securities of foreign issuers in foreign securities markets, the Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs are not necessarily denominated in the same currency as the underlying securities which they represent. For purposes of the Fund's investment policies, investments in ADRs, EDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     In seeking its objective, the Fund expects to invest primarily in common stocks and other equity securities. However, the Fund may invest for capital appreciation in any other type of security, including, but not limited to, convertible bonds and stocks, preferred stocks, bonds, notes and other debt securities of foreign issuers (including Euro-dollar securities), warrants, rights, or obligations of the U.S. or foreign governments and their political subdivisions. It is the present intention of the Fund not to invest more than 30% of its assets in fixed income securities (excluding cash equivalents) and to invest only in preferred stocks and fixed income securities which are of at least upper-medium grade, i.e., securities rated, at the time of investment, A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable credit quality by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in applying the foregoing policy. The Fund expects to invest in fixed income securities in circumstances where, in the judgment of the Adviser, anticipated interest or currency exchange rate changes would indicate that capital appreciation is possible.

     The Fund may establish and maintain cash balances for liquidity purposes. The Fund may also establish and maintain cash balances for temporary defensive purposes without limitation in the event of, or in anticipation of, a general decline in the market prices of the securities in which it invests. The Fund's cash balances may be invested in U.S. as well as high quality foreign short-term money market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     The Fund intends to spread investments broadly among countries. The Fund will normally include securities of no fewer than five different countries, representing the major securities markets in the EAFE Index in its portfolio. However, while maintaining investments in five countries, the Fund may invest a substantial portion of its assets in one or more of those five countries. The Fund also intends to invest, when conditions appear appropriate to the Adviser, in each country whose stocks account for more than 1% of the market value of the EAFE Index.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities market or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Repurchase Agreements

     The Fund may enter into repurchase agreements, in which the Fund purchases a security (the "underlying security") from a bank or well-established securities dealer, who agrees to repurchase the underlying security at the same price, plus interest at a specified rate. The underlying securities are limited to those that are eligible investments for the Fund. Any repurchase agreement acquired by the Fund will always be fully collateralized by cash or cash equivalents, which will be marked to market every business day. The underlying security will be held by the Fund's custodian bank until repurchased. Repurchase agreements usually have a short duration, often less than one week. The Fund's investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limitation on investments in illiquid securities.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements or "restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover

     It is not the policy of the Fund to purchase or sell securities for trading purposes. However, the Fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Fund may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. Portfolio turnover is not expected to be in excess of 100% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). The Fund's portfolio turnover rates are listed in the section captioned "Financial Highlights."

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) with respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets; or (iii) make loans, except that the Fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

     As nonfundamental policies, which may be changed without a shareholders' vote, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund (1) will limit its purchases of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York or American Stock Exchange, (2) will not invest in oil, gas and minerals leases, (3) will not invest in real estate limited partnerships, and (4) will not invest more than an aggregate of 15% of its net assets in securities for which an active and substantial market does not exist at the time of purchase, repurchase agreements which are not terminable within seven days and securities subject to legal or contractual restrictions on resale.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the Fund's ability to diversify and spread risk by holding securities of a number of issuers, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Fund.

Foreign Securities

     Investing in securities of foreign companies, which are generally denominated in foreign currencies, and the other investment practices of the Fund involve certain risks of political, economic and legal conditions and developments not typically associated with investing in securities of U.S. companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in U.S. dollars, will incur transaction costs in converting currencies. Brokerage commissions in foreign countries are generally fixed, and other transaction costs related to securities exchanges are generally higher than in the United States. Most foreign equity securities of the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries. It is the current intention of the Adviser not to engage in investment transactions on foreign stock exchanges where customary settlement is not anticipated.

Emerging Markets

      Investments in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan or most Western European countries).

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed annually. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and short-term and long-term capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Fund, which offers its shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Fund. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Fund before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the Exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Fund's valuation policies is contained in the Statement of Additional Information.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. The Fund currently determines its net asset value as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time). Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares  of  the  Fund  may  be  redeemed  by  written   order  to  Standish
International   Equity  Fund,  One  Financial   Center,   26th  Floor,   Boston,

Massachusetts 02111. A written redemption request must (a) state the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen
(15) days.

Telephonic Redemption

     Shareholders who complete the telephonic redemption portion of the Fund's account application may redeem shares by calling (800) 221-4795. Such privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Wire charges, if any, will be deducted from redemption proceeds. By maintaining an account that is eligible for redemption by telephone, the shareholder authorizes the Adviser, the Trust and the Fund's custodian to act upon instructions of any person to redeem shares from the shareholder's account. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

     By maintaining a telephonic redemption account, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser nor the Trust, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption requests in writing.

Repurchase Order

     In addition to written redemption of Fund shares, the Fund may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Fund prior to the close of the Fund's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Fund imposes no charge for share repurchases.

                                     * * * *

     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish International Management Company, L.P. (the "Adviser"), One Financial Center, Boston, MA 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of the Adviser is Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, MA 02111, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in the Adviser, are Walter
M. Cabot, Sr., Chairman of the Board of the Adviser and a Director of and a Senior Adviser to Standish, and D. Barr Clayson, the President of the Adviser and a Managing Director of Standish. Richard S. Wood, a Vice President and Director of Standish and the President of the Trust, is the Executive Vice President of the Adviser. Standish assigned the investment advisory agreement to the Adviser as of October 1, 1991.




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     Standish and the Adviser provide fully  discretionary  management  services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to two other funds of the Trust, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $1.1 billion and $135 million, respectively, as of March 31, 1995. Standish also provides investment advisory services to other funds of the Trust, acting as sole investment adviser to Standish Fixed Income Fund, Standish Securitized Fund, Standish Equity Fund, Standish Small Capitalization Equity Fund, Standish Intermediate Tax Exempt Bond Fund and Standish Massachusetts Intermediate Tax Exempt Bond Fund which had net assets of $1.8 billion, $54 million, $94 million, $121 million, $28 million, and $31 million, respectively, as of March 31, 1995, and as co-investment adviser to Consolidated Standish Short-Term Asset Reserve Fund, which had net assets of $258 million as of March 31, 1995. Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1995, Standish managed approximately $24 billion in assets.

     The Fund's portfolio manager is Michael C. Schoeck, who has been primarily responsible for the day-to-day management of the Fund's portfolio since July 1, 1994. Prior thereto, Mr. Schoeck was the Fund's co-portfolio manager since January 1, 1994. During the past five years, Mr. Schoeck has served as Vice President of the Adviser since August 1993 and as Vice President of Commerzbank, Frankfurt, Germany prior thereto.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the identifying name "Standish." For these services, the Fund pays a fee monthly at the annual rate of .80% of its average daily net asset value. This fee is generally competitive with fees of other investment companies which primarily invest in foreign equity securities; because of the complexity of managing the Fund's portfolio, the fee is higher than that paid by most other investment companies investing primarily in U.S. securities. For the year ended December 31, 1994, advisory fees paid to the Adviser totalled $841,166, or 0.80% of the Fund's average net assets.




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



Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by Standish and the Adviser in an equitable manner. The Adviser has agreed to limit the Fund's total operating expenses for any fiscal year to not more than 1.60% of the Fund's average daily net assets and will reduce its fee or make other arrangements to the extent that expenses would otherwise exceed such limit. For the fiscal year ended December 31, 1994, expenses borne by the Fund amounted to $1,239,224, which represented 1.23% of average net assets.

Portfolio Transactions

     Although it is not the policy of the Fund to purchase or sell securities for trading purposes, the Fund places no restrictions on portfolio turnover and may sell portfolio securities without regard to the period of time they have been held. Portfolio turnover is not expected to be in excess of 100% on an annual basis. Subject to the supervision of the Trustees, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research services and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.




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



     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. No portion of such dividends is expected to qualify for the 70% corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, which will reduce the yield or return from those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases.

     The Fund may qualify to make an election to pass the qualifying foreign taxes it pays through to its shareholders, who would then include their share of such taxes in their gross incomes (in addition to the actual dividends and capital gain distributions received from the Fund) and might be entitled, subject to certain conditions and limitations under the Code, to a federal income tax credit or deduction for their share of such taxes. Tax-exempt shareholders generally will not benefit from this election. If the Fund makes this election, it will provide necessary information to its shareholders regarding any foreign taxes passed through to them. If the Fund does not make this election, it may deduct the foreign taxes it pays in computing the net income it must distribute to shareholders to satisfy the Code's distribution requirements.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.




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



     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and non-assessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.




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



     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Fund at the Fund's address and telephone number listed on the cover of this Prospectus.

                                    CUSTODIAN

     Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian of all cash and securities of the Fund.

                         TRANSFER AGENT AND SHAREHOLDER
                                 SERVICING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 11201, serves as the Fund's transfer and shareholder servicing agent and provides the calculation of the Fund's net asset value.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

--------------------------------------------------------------------------------
No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.Investment Adviser




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                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sectors 1441, 1442 and 3406 and/or consult your tax adviser.




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